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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 24, 1996

                       ARABIAN SHIELD DEVELOPMENT COMPANY
             (Exact name of registrant as specified in its charter)

Delaware                       0-6247                 75-1256622
(State or other                (Commission            (I.R.S.
jurisdiction of                File Number)           Employer
incorporation)                                        Identification
                                                      No.)

10830 N. Central Expressway, Suite 175
Dallas, Texas                                         75231
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (214) 692-7872
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                                    FORM 8-K

                                 CURRENT REPORT

Item 4. Changes in Registrant's Certifying Accountant

(b) New independent accountant

        On December 24, 1996, Grant Thornton LLP was engaged as the new independent accountant of Arabian Shield Development Company.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARABIAN SHIELD DEVELOPMENT COMPANY


                                        By: /s/ DREW WILSON, JR.
                                            --------------------------------
                                            Drew Wilson, Jr.
                                            Secretary/Treasurer

Date: December 27, 1996